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                                                                    EXHIBIT 99.2


                                ESCROW AGREEMENT

      This Escrow Agreement (the "Agreement") is entered into effective as of this 2nd day of April, 1996, by and among Hall Phoenix/Inwood, Ltd., assignee of Hall Financial Group, Inc. ("HFG"), Search Funding corp. ("SFC"), and Search Capital Group, Inc. ("SEARCH"), collectively referred to as the "PARTIES"; and Burke, Wright & Keiffer, P.C. ("AGENT").

                                    PARTIES

            A. Hall Phoenix/Inwood, Ltd., assignee of Hall Financial Group, Inc. ("HFG")
            750 N. St. Paul
            Suite 200
            Dallas, TX  75201-3247

            B.    Search Capital Group, Inc.
            700 N. Pearl
            Suite 400, L.B. 401
            Dallas, TX  75201-2809

            C.    Search Funding Corp.
            700 N. Pearl
            Suite 400, L.B. 401
            Dallas, TX  75201-2809

            D.    Burke, Wright & Keiffer, P.C.
            2900 Renaissance Tower
            1201 Elm Street
            Dallas, Texas  75270


                                    RECITALS

      A. WHEREAS, the Parties entered into a Funding Agreement and subsequently, the First Amendment to Funding Agreement, whereby Search granted HFG the right and option to purchase (i) Search common stock and convertible preferred stock of the same class, and having the same





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rights, privileges and priority, as that issuable under the Plan (defined below) to Noteholders electing the Search Equity Option in consideration for their Allowed Noteholder Secured Claims, and (ii) Warrants of the same character and tenor as those to be distributed to Allowed Unsecured Claimants under the Plan in amounts equal to the number of each type of security that HFG would be entitled to receive if HFG were a Noteholder with a $6,000,000 present value of the Notes who elected the Search Equity Option under the Plan (hereinafter, the "Stock Purchase Option").

      B. WHEREAS, the Stock Purchase Option was incorporated in the Third Amended Joint Plan of Reorganization, as supplemented and modified (the "Plan"), which Plan was confirmed by the bankruptcy court on March 5, 1996 in the matters styled In re Automobile Credit Fund 1991-III, Inc., et al., Cases 395-34981-RCM-11 through 395-34988-SAF-11, Jointly Administered under case No. 395-34981-RCM-11.

      C. WHEREAS, the First Amendment to the Funding Agreement and the Plan provided that HFG's Stock Purchase Option would expire ten days following the Effective Date of the Plan.

      D. WHEREAS, the Parties entered into the Second Amendment to the Funding Agreement whereby the Parties agreed to extend the deadline for HFG to exercise its Stock Purchase Option to April 1, 1996 and the Third Amendment to Funding Agreement whereby the Parties agreed to extend the deadline for HFG to exercise its Stock Purchase Option to April 2, 1996.

      E. WHEREAS, the Plan provides that 25% of the shares of Common Stock to be distributed to Search Equity Option Noteholders will be reserved pending final closing on the settlement of a class action suit brought on behalf of shareholders of Search in Case No. 3:94-CV-1428-J in the United States District Court for the Northern District of Texas, Dallas Division





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("O'SHEA MATTER"), which final settlement could affect the number of securities to be issued to the Search Equity Option Noteholders.

      F. WHEREAS, HFG intends to exercise its Stock Purchase Option and has agreed that Search will issue to HFG 75% of the securities to which HFG is entitled pursuant to its Stock Purchase Option and Search will reserve 25% of the securities to which HFG is entitled until final determination of the number of securities to be issued to the Search Equity Option Noteholders.

      G. WHEREAS, the Parties have agreed that HFG will escrow $250,000 of the total amount payable by HFG to exercise its Stock Purchase Option until final determination is made regarding the number of securities to be issued to HFG.

      H. WHEREAS, on November 30, 1995 Search and SFC executed those certain promissory notes payable to HFG being Convertible Promissory Note (Note I) in the original principal amount of $1,284,487.28 ("NOTE 1") and Convertible Promissory Note (Note III) in the original principal amount of $1,000,000 ("NOTE 3") (collectively the "NOTES").

      I. WHEREAS, the Parties have, of even date herewith, entered into an Agreement Regarding Conversion of Notes that provides for the conversion of all of Note 3 and a portion of Note 1 into 2,500,000 shares of common stock of Search at an initial conversion price agreed to by the Parties with the final conversion price to be determined once the Alex. Brown Implied Common Stock Price has been determined in accordance with the Notes which determination will occur when the notice is sent to the Search Equity Option Noteholders by Search and the Creditor's Committee in the bankruptcy cases referenced in paragraph B above advising as to whether the O'Shea Matter will be settled with stock or a cash payment ("O'SHEA SETTLEMENT NOTICE").





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      J.    WHEREAS, the Parties have agreed that Search will escrow $281,880 and a stock certificate representing 552,211 shares of the common stock of Search ("STOCK CERTIFICATE") until such time as the O'Shea Settlement Notice has been sent to the Search Equity Option Noteholders.

      NOW THEREFORE, in consideration of the foregoing recitals, the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all parties to this agreement, the Parties covenant and agree as follows:

      1. Delivery to Agent. Simultaneous with its execution of this Agreement, HFG agrees that the sum of $250,000 shall be delivered to the Agent. Simultaneous with the execution of this Agreement, Search agrees that the Stock Certificate and the sum of $281,880 will be delivered to the Agent.

      2. Acceptance by Agent. By signing below, Agent hereby acknowledges timely receipt of the sum of $250,000.00, the sum of $281,880, and the Stock Certificate.

      3. Delivery of $250,000 by Agent. Agent agrees to hold the $250,000 until such time as both parties deliver written notice to the agent as follows:

      (i) that the United States District Court has entered a final order approving the settlement in the O'Shea Matter and such order has not been stayed pending appeal;

      (ii) that the final determination has been made by Search and the Creditors' Committee regarding the number of securities to be issued to the Search Equity Option Noteholders;

      (iii) that HFG has received all the securities to which it is entitled after the final determination described in (ii) above; and

      (iv) that the Agent is expressly authorized to disburse the $250,000 to Search.





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      4.    Delivery of $281,880 and the Stock Certificate.  Agent agrees to hold the $281,880 and the Stock Certificate until such time as both parties deliver written notice to the Agent that the O'Shea Settlement Notice has been sent to the Search Equity Option Noteholders. If the O'Shea Matter will be closed with a cash payment by Search, the Agent will deliver the $281,880 and the Stock Certificate to Search. If the O'Shea Matter will be closed with the delivery of stock of Search, the Agent shall deliver the $281,880 and the Stock Certificate to HFG.

      5. Modification and Termination. This Agreement shall not be modified, revoked, released, or terminated, except upon the mutual consent of the Parties and the Agent, given in writing and delivered to Agent. This Agreement shall automatically terminate at such time as Agent has disbursed the funds pursuant to this Agreement.

      6. Disagreement. Except as otherwise provided herein, Agent shall have the absolute right to rely on the contents of any notice, or copy of any notice between and among the Parties or addressed to the Agent which purports to be a notice provided for in this Agreement and which appears to be signed by the party sending such notice. Should any controversy arise between the parties with respect to this Agreement or with respect to Agent's compliance with any notice, each party hereby agrees that Agent shall be held harmless from any liability, damages, claim, or cause of action arising from Agent acting in accordance with this Agreement in reliance on the notice. Should Agent become involved in litigation in any manner whatsoever on account of this Agreement as a result of complying with its obligations under this Agreement in reliance on a notice it receives, the Parties hereto agree, and bind their heirs, legal representatives, successors, and assigns, to pay Agent's reasonable attorneys' fees incurred and any other reasonable disbursements, expenses, losses, costs, and damages in connection with or arising from such litigation to the extent that such party is the





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author of the notice.  Agent shall have no obligation to take any legal action in connection with this Agreement or towards its enforcement, or to appear in, prosecute, or defend any action or legal proceeding which would or might involve it in any cost, expense, loss, or liability, unless security and indemnity shall be furnished.

      7. Binding Effect. This Agreement contains the entire understanding between and among the parties hereto, and shall be binding upon and inure to the benefit of such parties, and subject to its terms, their respective successors, heirs, assigns, and legal representatives.

      8. Governing Law. This Agreement is being executed and delivered in and shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

      9. Notices. Any notices required or permitted to be given hereunder shall be given by (i) facsimile transmission, (ii) hand delivery, or (iii) certified or registered mail, return receipt requested, to the addresses set forth below each party's signature block, or to such other single address as either party hereto shall notify the other, and shall be considered to be received only upon actual receipt by the party to whom the notice is sent (or at the time of refusal of delivery if the addressee refuses delivery of the notice).

      EXECUTED on the date and year first above written.

                                        HALL PHOENIX/INWOOD, LTD.



                                        By:      /s/  LARRY LEVEY
                                           -----------------------------------
                                        Printed Name:    Larry Levey
                                                     -------------------------
                                        Its:    Vice President
                                                Phoenix/Inwood Corp.
                                                General Manager
                                            ----------------------------------





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                                        SEARCH CAPITAL GROUP, INC.



                                        By:     /s/  ROBERT D. IDZI
                                           -----------------------------------
                                                Robert D. Idzi,
                                                Executive Vice President



                                        SEARCH FUNDING CORP.



                                        By:     /s/  ROBERT D. IDZI
                                           -----------------------------------
                                                Robert D. Idzi,
                                                Senior Vice President



                                        BURKE, WRIGHT & KEIFFER, P.C.



                                        By:     /s/  FRANK J. WRIGHT
                                           -----------------------------------
                                                Frank J. Wright
                                                Vice President





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